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                                                                  EXHIBIT 10.30

                               SECURITY AGREEMENT

            This SECURITY AGREEMENT (this "Security Agreement") is made as of this 3rd day of April 1998, by The Delicious Frookie Company, Inc., a Delaware corporation ("Buyer"), in favor of Salerno Foods, L.L.C., a Delaware limited liability company ("Seller").

                              W I T N E S S E T H:

            WHEREAS, pursuant to that certain Asset Purchase Agreement of even date herewith by and between Buyer and Seller (as the same may from time to time be amended, restated, modified or supplemented, the "Purchase Agreement"), Seller has sold to Buyer substantially all of the assets of Seller in consideration for certain cash, the assumption of certain liabilities, and a certain Promissory Note of even date herewith in the original principal amount of $1,500,000 made in favor of Seller (the "Purchase Note"); and

            WHEREAS, Seller has required Buyer to execute and deliver this Security Agreement as security for the Purchase Note.

            NOW, THEREFORE, in consideration of the premises and of the mutual covenants contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

            1. Obligations Secured. The principal, interest, and indebtedness evidenced by the Purchase Note plus all fees, costs and expenses (including, without limitation, all court costs and reasonable attorneys' fees, costs and expenses) paid or incurred by Seller in endeavoring to collect all or any part of the obligations evidenced by the Purchase Note and taking any action with respect to the collateral securing the Purchase Note (the "Obligations").

            2. Grant of Security Interest. (i) To secure the full and prompt payment and performance of the Obligations, Buyer hereby grants to Seller a right of setoff against and a continuing security interest in and to the following property and interests in property of Buyer, whether now owned and existing or hereafter acquired or arising and wheresoever located: accounts, goods, contract rights, chattel paper, instruments, documents, inventory, equipment, general intangibles (including, without limitation, inventions, designs, patents, patent applications, the trademarks and trademark applications listed on Exhibit A hereto, trade names, trade secrets, goodwill, licenses, franchises, tax refund claims, guaranty claims, rights and claims against shippers and carriers, and security interests or other security held by Buyer), tax refunds, rights to other refunds and indemnification, machinery, furniture and fixtures, together with all accessions and additions to, products, replacements and proceeds (including, without limitation, proceeds of insurance policies insuring the same) of,
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and substitutions for any of the foregoing property and interests in property and all of Buyer's books and records related to any of the foregoing property (collectively, the "Collateral").

            (ii) Buyer will execute and deliver to Seller such financing statements and amendments thereof and supplements thereto, and such other instruments as Seller may from time to time require (and will pay all costs of filing the same), and will take such other actions as Seller may request, in order to perfect, preserve, protect and maintain the security interests hereby granted. Seller may file one or more financing statements disclosing Seller's security interest under this Security Agreement without Buyer's signature appearing thereon if, promptly following Seller's request, Buyer has not executed and delivered to Seller any such financing statement. Buyer further agrees that a carbon, photographic, photostatic or other reproduction of this Security Agreement or of a financing statement is sufficient as a financing statement.

            (iii) If Buyer shall at any time hereafter acquire any interest in real property, whether as owner, lessee or otherwise, Buyer shall execute and deliver to Seller, at Seller's request, such instruments and documents as Seller may request to grant Seller a lien on such real property interest, and shall reimburse Seller for the cost of recording the same.

            3. Obligations Unconditional. Buyer hereby agrees that its obligations and security interests granted under this Security Agreement shall be unconditional, irrespective of:

            (i) the validity, enforceability, avoidance or subordination of any of the Obligations;

            (ii) the absence of any attempt by, or on behalf of, Seller to collect, or to take any other action to enforce, all or any part of the Obligations whether from or against Buyer, any guarantor of the Obligations or any other person or entity which may become responsible for repayment of the Obligations;

            (iii) the election of any remedy by, or on behalf of, Seller with respect to all or any part of the Obligations;

            (iv) the waiver, consent, extension, forbearance or granting of any indulgence by, or on behalf of, Seller with respect to the Obligations;

            (v) the failure of Seller to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any security or collateral for the Obligations;

            (vi) the election by, or on behalf of, Seller, in any proceeding instituted under Chapter 11 of Title 11 of the


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      United States Code (11 U.S.C. 101 et seq.) (the "Bankruptcy Code"), of the
      application of Section 1111(b)(2) of the Bankruptcy Code;

            (vii) the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of the claims of Seller for repayment of all or any part of the Obligations;

            (viii) the assumption, assignment, or endorsement of the Purchase Note; or

            (ix) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of Buyer.

            4. Enforcement; Application of Payments. (i) Upon the occurrence of an "Event of Default" (as defined below), Seller may proceed directly and at once, without notice, against Buyer to obtain performance of and to collect and recover the full amount, or any portion, of the Obligations, without first proceeding against any other person or entity, or against any other security or collateral for the Obligations.

            (ii) Seller shall have, in addition to all other rights and remedies provided for herein or otherwise available to Seller under applicable law, all the rights and remedies of a secured party under the Uniform Commercial Code ("UCC") as in effect in the State of Illinois with respect to the Collateral, which rights and remedies shall be cumulative and not exclusive to the extent permitted by law. Seller shall have the right to remove any and all of the Collateral from Buyer's premises ("Premises") and/or to assemble and store the Collateral on the Premises, and otherwise to operate, occupy and use the Premises, in connection with public or private sales of the Collateral, all without cost to Seller. At Seller's request, Buyer will, at Buyer's expense, assemble the Collateral at one or more places, reasonably convenient to both parties, where the Collateral may, at Seller's option, remain at Buyer's expense, pending sale or other disposition thereof. In no event shall Seller be liable to Buyer or any other person for any warranty, expense or charge at any time incurred or arising in connection with any sale pursuant to this paragraph of any of the Collateral and Buyer shall indemnify Seller in respect of any and all such amounts. Buyer acknowledges that any breach by Buyer of any of the provisions of this paragraph will cause irreparable injury to Seller and that there is no adequate remedy at law for a breach of the provisions of this paragraph. Seller shall have the immediate right, upon such breach, to obtain injunctive and other equitable relief in any court of competent jurisdiction without any requirement of notice, and that the granting of any such relief shall not preclude Seller from pursuing any other available relief or remedies for such breach.

            (iii) An "Event of Default" shall mean (A) any payment of


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principal or interest under the Purchase Note shall remain unpaid 30 days after the same shall have become due and payable; (B) Buyer admits in writing in any proceeding its inability to pay its debts generally as they become due, or makes a general assignment for the benefit of creditors; (C) any proceeding is instituted by Buyer seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property; (D) there shall be commenced against Buyer any case, proceeding or other action of a nature referred to in clause (C) which results in the entry of an order for relief or any adjudication that it is bankrupt or insolvent or which remains undismissed, undischarged, unstayed or unbounded for period of at least 60 days, or (E) Buyer takes any corporate action to authorize any of the actions set forth in this paragraph.

            5. Waivers. (i) Buyer hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of receivership or bankruptcy of any endorser or guarantor of the Obligations, protest or notice with respect to the Obligations, all setoffs and counterclaims and all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor and notices of acceptance of this Security Agreement, the benefits of all statutes of limitation, and all other demands whatsoever, and covenants that this Security Agreement will not be discharged, except by complete payment (in cash) and performance of the Obligations and any other obligations contained herein. Buyer further waives all notices that the principal amount, or any portion thereof, and/or any interest on any instrument or document evidencing all or any part of the Obligations is due, notices of any and all proceedings to collect from any endorser or any other guarantor of all or any part of the Obligations, or from any other person or entity, and, to the extent permitted by law, notices of exchange, sale, surrender or other handling of any security or collateral given to Seller to secure payment of all or any part of the Obligations.

            (ii) Seller is hereby authorized, without notice or demand and without affecting the liability of Buyer hereunder, from time to time, (a) to renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to, all or any part of the Obligations, or to otherwise modify, amend or change the terms of the Purchase Note; (b) to accept partial payments on all or any part of the Obligations; (c) to take and hold security or collateral for the payment of all or any part of the Obligations, this Security Agreement, or any other guaranties of all or any part of the Obligations, (d) to exchange, enforce, waive and release any such security or collateral; (e) to apply such


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security or collateral and direct the order or manner of sale thereof as in its discretion it may determine; (f) to settle, release, exchange, enforce, waive, compromise or collect or otherwise liquidate all or any part of the Obligations, this Security Agreement, any guaranty of all or any part of the Obligations, and any security or collateral for the Obligations or for any such guaranty. Any of the foregoing may be done in any manner, without affecting or impairing the obligations of Buyer hereunder.

            6. Financial Information. Buyer hereby assumes responsibility for keeping itself informed of the financial condition of any and all endorsers and/or other guarantors of all or any part of the Obligations, and of all other circumstances bearing upon the risk of nonpayment of the Obligations, or any part thereof, that diligent inquiry would reveal, and Buyer hereby agrees that Seller shall have no duty to advise Buyer of information known to it regarding such condition or any such circumstances.

            7. No Marshaling; Reinstatement. Buyer consents and agrees that neither Seller nor any person or entity acting for or on behalf of Seller shall be under any obligation to marshal any assets in favor of Buyer or against or in payment of any or all of the Obligations. Buyer further agrees that, to the extent that Buyer or any endorser or guarantor of all or any part of the Obligations makes a payment or payments to Seller, or Seller receives any proceeds of Collateral, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to Buyer, such endorser, such guarantor or any other person or entity, or their respective estates, trustees, receivers or any other party, including, without limitation, Buyer, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, the part of the Obligations which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the time immediately preceding such initial payment, reduction or satisfaction.

            8. Subrogation. Until the Obligations have been paid in full, Buyer
(i) shall not exercise any right of subrogation, if any, with respect to such Obligations and (ii) waives any right to enforce any remedy which Seller now has or may hereafter have against any endorser or any guarantor of all or any part of the Obligations or any other person or entity, and Buyer waives any benefit of, and any right to participate in, any security or collateral given to Seller to secure the payment or performance of all or any part of the Obligations.

            9. Enforcement; Amendments; Waivers. No delay on the part of Seller in the exercise of any right or remedy arising under


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this Security Agreement or otherwise with respect to all or any part of the
Obligations, the Collateral or any other guaranty of or security for all or any part of the Obligations shall operate as a waiver thereof, and no single or partial exercise by Seller of any such right or remedy shall preclude any further exercise thereof. No modification or waiver of any of the provisions of this Security Agreement shall be binding upon Seller, except as expressly set forth in a writing duly signed and delivered by Seller. Failure by Seller at any time or times hereafter to require strict performance by Buyer, any endorser or guarantor of all or any part of the Obligations or any other person or entity of any of the provisions, warranties, terms and conditions contained in any agreement now or at any time or times hereafter executed by such person or entity and delivered to Seller shall not waive, affect or diminish any right of Seller at any time or times hereafter to demand strict performance thereof and such right shall not be deemed to have been waived by any act or knowledge of Seller, or its agents, officers or employees, unless such waiver is contained in an instrument in writing, directed and delivered to Buyer specifying such waiver, and is signed by Seller. No waiver of any Event of Default by Seller shall operate as a waiver of any other Event of Default or the same Event of Default on a future occasion, and no action by Seller permitted hereunder shall in any way affect or impair Seller's rights and remedies or the obligations of Buyer under this Security Agreement.

            10. Effectiveness; Termination. This Security Agreement shall become effective upon its execution by Buyer and shall continue in full force and effect and may not be terminated or otherwise revoked until the Obligations shall have been fully paid (in cash) and discharged.

            11. Successors and Assigns. This Security Agreement shall be binding upon Buyer and upon the successors and assigns of Buyer and shall inure to the benefit of Seller and its successors and assigns; provided, however, that Buyer shall not assign its obligations hereunder without the written consent of Seller.

            12. Governing Law. THIS SECURITY AGREEMENT SHALL BE INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED, IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICT OF LAWS PROVISIONS) AND DECISIONS OF THE STATE OF ILLINOIS.

            13. Consent to Jurisdiction; Counterclaims; Forum Non Conveniens.
(i) EACH OF SELLER AND BUYER IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF ANY ILLINOIS STATE COURT OR FEDERAL COURT SITTING IN CHICAGO, ILLINOIS, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS SECURITY AGREEMENT, WHETHER


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ARISING IN CONTRACT, TORT, EQUITY OR OTHERWISE, OR FOR RECOGNITION OR
ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF SELLER AND BUYER AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. BUYER WAIVES IN ALL DISPUTES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT CONSIDERING THE DISPUTE.

            (ii) BUYER AGREES THAT SELLER SHALL HAVE THE RIGHT TO PROCEED AGAINST BUYER OR ITS PROPERTY IN A COURT IN ANY LOCATION TO ENABLE SELLER TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF SELLER. BUYER AGREES THAT IT WILL NOT ASSERT ANY PERMISSIVE COUNTERCLAIMS IN ANY PROCEEDING BROUGHT BY SELLER TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF SELLER. BUYER WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH SELLER MAY COMMENCE A PROCEEDING DESCRIBED IN THIS SECTION.

            14. Notices. All notices and other communications required or desired to be served, given or delivered hereunder shall be in writing or by a telecommunications device capable of creating a printed record and shall be addressed to the party to be notified in the manner set forth in the Purchase Agreement.

            15. Severability. Wherever possible, each provision of this Security Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Security Agreement.

            16. Merger. This Security Agreement represents the final agreement of Buyer with respect to the matters contained herein and may not be contradicted by evidence of prior, contemporaneous or subsequent agreements between Buyer and Seller.

                      [Signature Page Immediately Follows]


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            IN WITNESS WHEREOF, this Security Agreement has been duly executed by Buyer as of the day and year first set forth above.


                                    THE DELICIOUS FROOKIE COMPANY, INC.


                                    By:  /s/ Michael Kirby
                                         -------------------------------
                                         Name: Michael Kirby
                                         Title: President

Accepted and acknowledged by:

SALERNO FOODS, L.L.C.


By:  /s/ Robert D. Long
     -------------------------------
     Name: Robert D. Long
     Manager

                     [Signature Page to Security Agreement]


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                                    Exhibit A
                                       to
                               Security Agreement

             Trademarks and Trademark Registrations and Applications


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                                STATE OF ILLINOIS
           UNIFORM COMMERCIAL CODE - FINANCING STATEMENT - FORM UCC-1

                                                                REORDER FORM
                                                                Registre, Inc.
                                                                514 PIERCE ST.
                                                                P.O. BOX 218
                                                                ANOKA, MN. 55303
                                                                (612) 421-1713

INSTRUCTIONS:

1.    This form must be typed. Fold only along perforation for mailing.
2. Remove Secured Party and Debtor copies and send other 3 copies with interleaved carbon paper to the filing officer. Enclose filing fee.
3. If the space provided for any item(s) on the form is inadequate the item(s) should be continued on additional sheets, preferably 5" x 8" or 8" x 10". Only one copy of such additional sheets need be presented to the filing officer with a set of three copies of the financing statement. Long schedules of collateral, indentures, etc., may be on any size paper that is convenient for the secured party.
4. At the time of filing, the filing officer will return third copy as an acknowledgement, please enclose a self addressed envelope for this return.

--------------------------------------------------------------------------------

This STATEMENT is presented to a filing officer for filing pursuant to the Uniform Commercial Code.
--------------------------------------------------------------------------------
Debtor(s) (Last Name First) and address(es)   Secured Party(ies) and address(es)

The Delicious Frookie                           Salerno Foods, L.L.C.
 Company, Inc.                                  150 N. Wacker Drive, Suite 2850
2720 River Road, Suite 126                      Chicago, Illinois 60606
Des Plaines, Illinois 60018
--------------------------------------------------------------------------------

                               For Filing Officer
                    (Date, Time, Number, and Filing Office)

--------------------------------------------------------------------------------
1. This financing statement covers the following types (or items) of property:

All of Debtor's now owned and existing and hereafter acquired or arising accounts, goods, contract rights, chattel paper, instruments, documents, inventory, equipment, general intangibles (including, without limitation, trademarks and trademark applications), machinery, equipment, and fixtures, wheresoever located, and all proceeds of the foregoing, as more particularly described on Exhibit A attached hereto and made a part hereof.

--------------------------------------------------------------------------------
ASSIGNEE OF SECURED PARTY

--------------------------------------------------------------------------------
2. |X| Products of Collateral are also covered.
--------------------------------------------------------------------------------

   |I| Additional sheets presented.

   |X| Filed with Office of Secretary of State of Illinois.

   |_| Debtor is a transmitting utility as defined in UCC ss.9-105.
--------------------------------------------------------------------------------

THE DELICIOUS FROOKIE COMPANY, INC.


By: /s/   Jeffry Weiner
    -----------------------------------------------
          Signature of (Debtor)
                                  (Secured Party)*

    *Signature of Debtor Required in Most Cases:
     Signature of Secured Party in Cases Covered By UCC ss.9-402(2)


FILING OFFICER-ALPHABETICAL   This form of financing statement is approved by
                              the Secretary of State.

STANDARD FORM - UNIFORM COMMERCIAL CODE - FORM UCC-1 - REV. 1 - 75

                                    EXHIBIT A
                                       TO
                               FINANCING STATEMENT

Debtor:                                     Secured Party:

THE DELICIOUS FROOKIE COMPANY,              SALERNO FOODS, L.L.C.
     INC.                                   150 N. Wacker Drive, Suite 2850
2720 River Road, Suite 126                  Chicago, Illinois 60606
Des Plaines, Illinois 60018

Description of Collateral:

All of the following property, and interests in property, of Debtor, whether now owned or existing or hereafter acquired or arising and wheresoever located: accounts, inventory, goods, furniture, machinery, equipment, fixtures, general intangibles (including, without limitation, goodwill, inventions, designs, patents, patent applications, trademarks, registered trademarks, trademark applications, service marks, registered service marks, service mark applications, trade names, trade secrets, licenses, franchises, tax refund claims, guaranty claims, all rights against shippers and carriers, security interests or other security held by Debtor), tax refunds, chattel paper, contract rights, instruments, documents, notes, returned and repossessed goods and all other personal property or interests in personal property; together with all accessions to, substitutions for, and all replacements, products and proceeds of the foregoing (including, without limitation, proceeds of insurance policies insuring any of the foregoing), and all books and records pertaining to any of the foregoing.


THE DELICIOUS FROOKIE COMPANY, INC.


By: /s/ Jeffry Weiner
    -------------------
Title: CFO